Sub-Item 77Q1(e)

                           FOURTH AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT
                 (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

     This Third Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Aim Advisors, Inc. ("Invesco Aim"). This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to July 1, 2007 and entered into as of the effective dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust, on behalf of the portfolios and Invesco Aim.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco Aim agree as follows:

     1. Each Fund, for itself and its Portfolios, and Invesco Aim agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco Aim has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

     2. Neither a Fund nor Invesco Aim may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco Aim will not have any right to reimbursement of any amount so waived.

     Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco Aim are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco Aim desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco Aim agree to be bound.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco Aim with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco Aim have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        AIM TREASURER'S SERIES TRUST
                                        SHORT-TERM INVESTMENTS TRUST


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        INVESCO AIM ADVISORS, INC.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President

                                   EXHIBIT "A"

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                                  EFFECTIVE DATE     COMMITTED UNTIL*
---------                                -----------------    ----------------
AIM Floating Rate Fund                    April 14, 2006
AIM Multi-Sector Fund                    November 25, 2003
AIM Select Real Estate Income Fund         March 9, 2007
AIM Structured Core Fund                  March 31, 2006
AIM Structured Growth Fund                March 31, 2006
AIM Structured Value Fund                 March 31, 2006

                                AIM EQUITY FUNDS

PORTFOLIO                                  EFFECTIVE DATE     COMMITTED UNTIL*
---------                                -----------------    ----------------
AIM Capital Development Fund               June 21, 2000
AIM Charter Fund                           June 21, 2000
AIM Constellation Fund                     June 21, 2000
AIM Diversified Dividend Fund            December 28, 2001
AIM Large Cap Basic Value Fund             June 21, 2000
AIM Large Cap Growth Fund                  June 21, 2000
AIM Summit Fund                            July 24, 2000

                                 AIM FUNDS GROUP

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
AIM Basic Balanced Fund                  September 28, 2001
AIM European Small Company Fund            August 30, 2000
AIM Global Value Fund                     December 27, 2000
AIM International Small Company Fund       August 30, 2000
AIM Mid Cap Basic Value Fund              December 27, 2001
AIM Select Equity Fund                      June 1, 2000
AIM Small Cap Equity Fund                  August 30, 2000

                                AIM GROWTH SERIES

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
AIM Basic Value Fund                        June 5, 2000
AIM Global Equity Fund                    September 1, 2001
AIM Mid Cap Core Equity Fund              September 1, 2001
AIM Small Cap Growth Fund                September 11, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     -----------------    ----------------
AIM Asia Pacific Growth Fund               June 21, 2000
AIM European Growth Fund                   June 21, 2000
AIM Global Growth Fund                     June 21, 2000
AIM Global Small & Mid Cap Growth Fund     June 21, 2000
AIM International Growth Fund              June 21, 2000
AIM International Core Equity Fund       November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     -----------------    ----------------
AIM China Fund                            March 31, 2006
AIM Developing Markets Fund              September 1, 2001
AIM Global Health Care Fund              September 1, 2001
AIM International Total Return Fund       March 31, 2006
AIM Japan Fund                            March 31, 2006
AIM LIBOR Alpha Fund                      March 31, 2006
AIM Trimark Endeavor Fund                November 4, 2003
AIM Trimark Fund                         November 4, 2003
AIM Trimark Small Companies Fund         November 4, 2003

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     -----------------    ----------------
AIM Core Bond Fund                        December 28, 2001
AIM Dynamics Fund                         November 25, 2003
AIM Global Real Estate Fund                April 29, 2005
AIM High Yield Fund                         June 1, 2000
AIM Income Fund                             June 1, 2000
AIM Limited Maturity Treasury Fund          June 1, 2000
AIM Money Market Fund                       June 1, 2000
AIM Municipal Bond Fund                     June 1, 2000
AIM Real Estate Fund                     September 11, 2000
AIM Short Term Bond Fund                   August 29, 2002
AIM U.S. Government Fund                    June 1, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                AIM SECTOR FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     -----------------    ----------------
AIM Energy Fund                          November 25, 2003
AIM Financial Services Fund              November 25, 2003
AIM Gold & Precious Metals Fund          November 25, 2003
AIM Leisure Fund                         November 25, 2003
AIM Technology Fund                      November 25, 2003
AIM Utilities Fund                       November 25, 2003

                              AIM TAX-EXEMPT FUNDS

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL*
----                                     --------------    ----------------
AIM High Income Municipal Fund            June 1, 2000
AIM Tax-Exempt Cash Fund                  June 1, 2000
AIM Tax-Free Intermediate Fund            June 1, 2000

                          AIM TREASURER'S SERIES TRUST

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     -----------------    ----------------
Premier Portfolio                        November 25, 2003
Premier Tax-Exempt Portfolio             November 25, 2003
Premier U.S. Government Money            November 25, 2003
Portfolio

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                          AIM VARIABLE INSURANCE FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ----------------
AIM V.I. Basic Balanced Fund                 May 1, 2000
AIM V.I. Basic Value Fund                September 10, 2001
AIM V.I. Capital Appreciation Fund           May 1, 2000
AIM V.I. Capital Development Fund            May 1, 2000
AIM V.I. Core Equity Fund                    May 1, 2000
AIM V.I. Diversified Income Fund             May 1, 2000
AIM V.I. Dynamics Fund                     April 30, 2004
AIM V.I. Financial Services Fund           April 30, 2004
AIM V.I. Global Health Care Fund           April 30, 2004
AIM V.I. Global Real Estate Fund           April 30, 2004
AIM V.I. Government Securities Fund          May 1, 2000
AIM V.I. High Yield Fund                     May 1, 2000
AIM V.I. International Growth Fund           May 1, 2000
AIM V.I. Large Cap Growth Fund            September 1, 2003
AIM V.I. Leisure Fund                      April 30, 2004
AIM V.I. Mid Cap Core Equity Fund        September 10, 2001
AIM V.I. Money Market Fund                   May 1, 2000
AIM V.I. Small Cap Equity Fund            September 1, 2003
AIM V.I. Technology Fund                   April 30, 2004
AIM V.I. Utilities Fund                    April 30, 2004

                          SHORT-TERM INVESTMENTS TRUST

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL*
----                                     --------------    ----------------
Government & Agency Portfolio             June 1, 2000
Government TaxAdvantage Portfolio         June 1, 2000
Liquid Assets Portfolio                   June 1, 2000
STIC Prime Portfolio                      June 1, 2000
Tax-Free Cash Reserve Portfolio           June 1, 2000
Treasury Portfolio                        June 1, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.